Exhibit 99.1

Pure Storage Announces Third Quarter Fiscal 2018 Financial Results

MOUNTAIN VIEW, Calif., November 28, 2017 – Pure Storage (NYSE: PSTG) today announced financial results for its third quarter ended October 31, 2017.

Key quarterly business and financial highlights include:

•	Record quarterly revenue: $278 million, up 41% Y/Y, 2% ahead of midpoint of guidance

•	Quarterly gross margin: 65.5% GAAP; 66.4% non-GAAP

•	Quarterly operating margin: -15.1% GAAP; -0.7% non-GAAP, up 24.6 ppts and 9.1 ppts Y/Y, respectively

•	Raising full-year fiscal 2018 revenue guidance to between $1.012 billion and $1.020 billion and non-GAAP operating margin guidance to between -4.9% and -3.5%

“Pure has built a platform that allows customers to build a better world with data,” said Pure Storage CEO Charlie Giancarlo. “Pure offers a simpler, more effective and agile solution for data-rich applications like artificial intelligence.”

In the quarter, more than 300 new customers joined Pure Storage, increasing the total to more than 4,000 organizations, including more than 25% of the Fortune 500. A few new customer wins in the quarter include: NASA Goddard, Krispy Kreme, John Lewis PLC, Movado Group, Weave Communications, Comodo Group, and Pronto Software.

“We had an excellent quarter, highlighted by strong revenue growth, positive free cash flow, and a continued march toward profitability,” said Pure Storage CFO Tim Riitters. “We are excited to be fast approaching the $1 billion annual revenue mark and our first profitable quarter on a non-GAAP basis.”

Third Quarter Fiscal 2018 Financial Highlights

The following tables summarize our consolidated financial results for the fiscal quarters ended October 31, 2017 and 2016 (in millions except percentages and per share amounts, unaudited):

GAAP Quarterly Financial Information
	Three Months Ended October 31, 2017	Three Months Ended October 31, 2016	Y/Y Change
Revenue	$277.7	$197.0	41%
Gross Margin	65.5%	64.8%	0.7 ppts
Product Gross Margin	66.2%	65.9%	0.3 ppts
Support Gross Margin	62.4%	59.9%	2.5 ppts
Operating Loss	-$41.8	-$78.2	$36.4
Operating Margin	-15.1%	-39.7%	24.6 ppts
Net Loss	-$41.6	-$78.8	$37.2
Net Loss per Share	-$0.20	-$0.40	$0.20
Weighted-Average Shares (Basic and Diluted)	213.3	195.8	N/A

Non-GAAP Quarterly Financial Information
	Three Months Ended October 31, 2017	Three Months Ended October 31, 2016	Y/Y Change
Gross Margin	66.4%	65.5%	0.9 ppts
Product Gross Margin	66.3%	66.0%	0.3 ppts
Support Gross Margin	67.0%	63.2%	3.8 ppts
Operating Loss	-$2.1	-$19.4	$17.3
Operating Margin	-0.7%	-9.8%	9.1 ppts
Net Loss	-$1.9	-$20.0	$18.1
Net Loss per Share	-$0.01	-$0.10	$0.09

A reconciliation between GAAP and non-GAAP information is provided at the end of this release.

Financial Outlook

Pure Storage's fourth quarter fiscal 2018 guidance is as follows:

•	Revenue in the range of $327 million to $335 million

•	Non-GAAP gross margin in the range of 63.5% to 66.5%

•	Non-GAAP operating margin in the range of 3.0% to 7.0%

Pure Storage's full year fiscal 2018 guidance is as follows:

•	Revenue in the range of $1.012 billion to $1.020 billion

•	Non-GAAP gross margin in the range of 65.6% to 66.6%

•	Non-GAAP operating margin in the range of -4.9% to -3.5%

All forward-looking non-GAAP financial measures contained in this section titled “Financial Outlook” exclude stock-based compensation expense, payroll tax expense related to stock-based activities and, as applicable, other special items. We have not reconciled guidance for non-GAAP gross margin and non-GAAP operating margin to their most directly comparable GAAP measures because such items that impact these measures are not within our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

Conference Call Information

Pure Storage will host a teleconference to discuss the third quarter fiscal 2018 results at 2:00 p.m. (PT) on November 28, 2017. Pure Storage will post its supplemental earnings presentation to the investor relations website at investor.purestorage.com following the conference call.

Teleconference details are as follows:

•	To Listen via Telephone: (833) 245-9656 or (647) 689-4543 (for international callers).

•	To Listen via the Internet: A live and replay audio broadcast of the conference call with corresponding slides will be available at investor.purestorage.com.

•
Replay: A telephone playback of this conference call is scheduled to be available two hours after the call ends on Tuesday, November 28, 2017, through December 12, 2017. The replay will be accessible by calling (800) 585-8367 or (416) 621-4642 (for international callers), with conference ID 2498308. The call runs 24 hours per day, including weekends.

Upcoming Investor Events

Pure Storage will be participating in upcoming financial Q&A discussions at industry events on December 5th at 1:15 p.m. MST in Deer Valley, UT and December 7th at 2:30 p.m. PST in San Francisco, CA. Pure Storage will post a link to the live webcast on the investor relations website at investor.purestorage.com for both live and archived events.

About Pure Storage

Pure Storage (NYSE:PSTG) helps companies push the boundaries of what’s possible. Pure's end-to-end data platform - including FlashArray, FlashBlade and our converged offering with Cisco, FlashStack – is powered by innovative software that’s cloud-connected for management from anywhere on a mobile device and supported by the Evergreen business model. The company’s all-flash based technology, combined with its customer-friendly business model, drives business and IT transformation with solutions that are effortless, efficient and evergreen. With Pure's industry leading Satmetrix-certified NPS score of 83.7, Pure customers are some of the happiest in the world, and include organizations of all sizes, across an ever-expanding range of industries.

Connect with Pure Storage:
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Analyst Recognition:
Gartner Magic Quadrant for Solid-State Arrays
IDC MarketScape for All-Flash Arrays

Pure Storage, Evergreen, FlashBlade, FlashStack and the "P" Logo mark are trademarks of Pure Storage, Inc. All other trademarks or names referenced in this document are the property of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including our expectations regarding technology differentiation, and our outlook for the fourth quarter and full year fiscal 2018 and statements regarding our products, business, operations and results, including fourth quarter profitability. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, including, which are available on our investor relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended October 31, 2017. All information provided in this release and in the attachments is as of November 28, 2017, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow, and free cash flow as a percentage of revenue. In computing these non-GAAP financial measures, we exclude the effects of stock-based compensation expense and payroll tax expense related to stock-based activities. For the three months ended October 31, 2016, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow and free cash flow as a percentage of revenue also exclude a one time cash charge related to a legal settlement. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by (used in) operating activities to free cash flow," included at the end of this release.

Matthew Danziger – Investor Relations, Pure Storage
Tel: (650) 429-0456
ir@purestorage.com

Rena Fallstrom – Media contact, Pure Storage
Tel: (408) 203-3945
pr@purestorage.com

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands)

	As of October 31, 2017	As of January 31, 2017
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$182,039	$183,675
Marketable securities	369,337	362,986
Accounts receivable, net of allowance of $2,073 and $2,000	202,006	168,978
Inventory	37,208	23,498
Deferred commissions, current	20,187	15,787
Prepaid expenses and other current assets	24,522	25,157
Total current assets	835,299	780,081
Property and equipment, net	84,264	81,695
Intangible assets, net	5,432	6,560
Deferred income taxes, non-current	965	844
Other assets, non-current	36,596	30,565
Total assets	$962,556	$899,745

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$66,664	$52,719
Accrued compensation and benefits	50,077	39,252
Accrued expenses and other liabilities	24,945	21,697
Deferred revenue, current	183,889	158,095
Liability related to early exercised stock options	568	1,362
Total current liabilities	326,143	273,125
Deferred revenue, non-current	173,641	145,031
Other liabilities, non-current	3,651	3,159
Total liabilities	503,435	421,315

Stockholders’ equity:
Common stock and additional paid-in capital	1,428,044	1,281,472
Accumulated other comprehensive loss	(719)	(562)
Accumulated deficit	(968,204)	(802,480)
Total stockholders' equity	459,121	478,430
Total liabilities and stockholders' equity	$962,556	$899,745

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
	(unaudited)
Revenue:
Product	$223,196	$160,523	$536,634	$403,181
Support	54,478	36,433	148,132	96,936
Total revenue	277,674	196,956	684,766	500,117

Cost of revenue:
Product (1)	75,392	54,725	179,289	131,618
Support (1)	20,467	14,597	56,569	41,531
Total cost of revenue	95,859	69,322	235,858	173,149

Gross profit	181,815	127,634	448,908	326,968

Operating expenses:
Research and development (1)	68,927	61,612	203,716	173,185
Sales and marketing (1)	129,299	91,392	346,896	262,073
General and administrative (1)	25,406	22,810	67,664	64,021
Legal settlement (2)	—	30,000	—	30,000
Total operating expenses	223,632	205,814	618,276	529,279

Loss from operations	(41,817)	(78,180)	(169,368)	(202,311)
Other income (expense), net	1,138	(192)	6,399	1,127
Loss before provision for income taxes	(40,679)	(78,372)	(162,969)	(201,184)
Provision for income taxes	970	441	2,755	967
Net loss	$(41,649)	$(78,813)	$(165,724)	$(202,151)

Net loss per share attributable to common stockholders, basic and diluted	$(0.20)	$(0.40)	$(0.79)	$(1.05)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	213,274	195,807	209,456	192,637

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$143	$138	$898	$425
Cost of revenue -- support	2,422	1,178	6,441	3,982
Research and development	18,073	15,241	51,632	40,875
Sales and marketing	12,104	8,468	34,169	24,719
General and administrative	6,121	3,210	14,780	9,128
Total stock-based compensation expense	$38,863	$28,235	$107,920	$79,129

(2) One-time charge for our legal settlement with Dell Inc.

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
	(unaudited)
Cash flows from operating activities
Net loss	$(41,649)	$(78,813)	$(165,724)	$(202,151)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	15,525	13,642	45,525	35,978
Stock-based compensation expense	38,863	28,235	107,920	79,129
Other	82	557	879	1,051
Changes in operating assets and liabilities:
Accounts receivable, net	(33,655)	(44,775)	(33,630)	(38,186)
Inventory	(3,827)	2,203	(14,314)	(189)
Deferred commissions	(3,022)	(43)	(7,629)	1,844
Prepaid expenses and other assets	74	848	(112)	39
Accounts payable	11,607	13,646	11,808	3,639
Accrued compensation and other liabilities	14,319	(1,901)	14,629	6,786
Deferred revenue	29,931	19,078	54,404	60,180
Net cash provided by (used in) operating activities	28,248	(47,323)	13,756	(51,880)

Cash flows from investing activities
Purchases of property and equipment	(14,251)	(18,484)	(44,351)	(64,602)
Purchase of intangible assets	—	—	—	(1,000)
Purchases of marketable securities	(56,640)	(55,590)	(151,998)	(483,558)
Sales of marketable securities	12,538	20,744	46,067	79,815
Maturities of marketable securities	25,340	32,413	99,021	38,213
Net increase in restricted cash	(2,029)	—	(2,029)	(5,600)
Net cash used in investing activities	(35,042)	(20,917)	(53,290)	(436,732)

Cash flows from financing activities
Net proceeds from exercise of stock options	8,968	4,356	15,761	10,725
Proceeds from issuance of common stock under employee stock purchase plan	7,971	10,527	22,137	25,606
Net cash provided by financing activities	16,939	14,883	37,898	36,331

Net increase (decrease) in cash and cash equivalents	10,145	(53,357)	(1,636)	(452,281)
Cash and cash equivalents, beginning of period	171,894	205,818	183,675	604,742
Cash and cash equivalents, end of period	$182,039	$152,461	$182,039	$152,461

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Three Months Ended October 31, 2017						Three Months Ended October 31, 2016
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$143	(c)					$138	(c)
			5	(d)					2	(d)
Gross profit -- product	$147,804	66.2%	$148		$147,952	66.3%	$105,798	65.9%	$140		$105,938	66.0%

			$2,422	(c)					$1,178	(c)
			71	(d)					9	(d)
Gross profit -- support	$34,011	62.4%	$2,493		$36,504	67.0%	$21,836	59.9%	$1,187		$23,023	63.2%

			$2,565	(c)					$1,316	(c)
			76	(d)					11	(d)
Total gross profit	$181,815	65.5%	$2,641		$184,456	66.4%	$127,634	64.8%	$1,327		$128,961	65.5%

(a) GAAP gross margin is defined as gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Three Months Ended October 31, 2017						Three Months Ended October 31, 2016
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$38,863	(c)					$28,235	(c)
			902	(d)					548	(d)
									$30,000	(e)
Loss from operations	$(41,817)	-15.1%	$39,765		$(2,052)	-0.7%	$(78,180)	-39.7%	$58,783		$(19,397)	-9.8%

			$38,863	(c)					$28,235	(c)
			902	(d)					548	(d)
									$30,000	(e)
Net loss	$(41,649)		$39,765		$(1,884)		$(78,813)		$58,783		$(20,030)

Net loss per share --basic and diluted	$(0.20)				$(0.01)		$(0.40)				$(0.10)
Weighted-average shares used in per share calculation -- basic and diluted	213,274				213,274		195,807				195,807

(a) GAAP operating margin is defined as loss from operations divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP loss from operations divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate one-time charge for our legal settlement with Dell Inc.
Reconciliation from net cash provided by (used in) operating activities to free cash flow (in thousands except percentages, unaudited):

	Three Months Ended October 31,
	2017	2016
Net cash provided by (used in) operating activities	$28,248	$(47,323)
Less: purchases of property and equipment	(14,251)	(18,484)
Add: cash paid for legal settlement	$—	30,000
Free cash flow	$13,997	$(35,807)
Free cash flow as % of revenue	5.0%	(18.2)%